Exhibit 99.1

PUBLIC RELATIONS Brighthouse Financial, Inc. 11225 N. Community House Rd. Charlotte, NC 28277

FOR IMMEDIATE RELEASE

BRIGHTHOUSE FINANCIAL NAMES EDWARD SPEHAR CHIEF FINANCIAL OFFICER

CHARLOTTE, NC, July 24, 2019 – Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) (Nasdaq: BHF) today announced that Edward (Ed) Spehar will join Brighthouse Financial on July 29, 2019 and will assume the position of executive vice president and chief financial officer, effective August 12, 2019.

Spehar will report to Eric Steigerwalt, Brighthouse Financial’s president and chief executive officer, and will be a member of the Brighthouse Financial senior leadership team. Upon assuming the role of executive vice president and chief financial officer, Spehar will succeed Conor Murphy, who was named interim chief financial officer in February 2019. Murphy will continue as the Company’s executive vice president and chief operating officer.

As executive vice president and chief financial officer, Spehar will be responsible for the Company’s overall financial strategy, including financial planning and analysis, investor relations, accounting and reporting, treasury, actuarial and expense management.

“We are pleased to welcome Ed to Brighthouse Financial,” said Eric Steigerwalt. “Ed’s decades of experience in the insurance industry and his roles in investor relations, finance and treasury will help us continue to execute our strategy and deliver long-term value to shareholders, partners and customers.”

Spehar joins Brighthouse Financial from MetLife, Inc. (“MetLife”), where he most recently served as treasurer. Prior to his role as treasurer, Spehar was chief financial officer of MetLife’s Europe, Middle East and Africa segment, where he was responsible for all financial management matters for the segment. Previously, he was head of investor relations for MetLife. Spehar joined MetLife from Bank of America Merrill Lynch, where he was a sell-side equity research analyst focused on the insurance industry.

Note Regarding Forward-Looking Statements

This news release and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such

PUBLIC RELATIONS Brighthouse Financial, Inc. 11225 N. Community House Rd. Charlotte, NC 28277

forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation from MetLife, Inc.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in Brighthouse Financial’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”), particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” as well as in Brighthouse Financial’s subsequent filings with the SEC. Brighthouse Financial does not undertake any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

About Brighthouse Financial, Inc.

Brighthouse Financial, Inc. (Brighthouse Financial) (Nasdaq: BHF) is on a mission to help people achieve financial security. As one of the largest providers of annuities and life insurance in the U.S., we specialize in products designed to help people protect what they’ve earned and ensure it lasts. Learn more at brighthousefinancial.com.

PUBLIC RELATIONS Brighthouse Financial, Inc. 11225 N. Community House Rd. Charlotte, NC 28277

CONTACT

FOR INVESTORS	FOR MEDIA
David Rosenbaum	Meghan Lantier
980-949-3326	(980) 949-4142
David.Rosenbaum@brighthousefinancial.com	mlantier@brighthousefinancial.com

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